EXHIBIT 10.6

                      ASSIGNMENT OF OIL AND GAS LEASE WITH
                        RESERVATION OF OVERRIDING ROYALTY

          Know All Men by These Presents, that the undersigned, Nova Leasing, LLC., hereinafter called Assignor (whether one or more) for and in consideration of Sixty-Four Thousand Dollars, the receipt whereof is hereby acknowledged, does hereby sell, assign, transfer and set over to Sun River Energy, Inc., hereinafter called Assignee, all of its right, title and interest, subject to the overriding royalty reservation hereinafter set out, in and to the oil and gas lease dated August 2, 2004 , from the State of Wyoming, lessor, to Nova Leasing, LLC., lessee, recorded as WY-04-00375 , insofar as said lease covers the following described land in Natrona County, State of Wyoming: Sec 16, T 37N, R 77W and containing 640 acres, more or less, together with the rights incident thereto and the personal property thereon, appurtenant thereto, or used or obtained in connection therewith.

          The Assignor herein expressly excepts, reserves and retains title to an undivided 3.5% of all oil, gas and casinghead gas produced, saved and marketed from the above described land under the provisions of the aforesaid lease, or any extension or renewal thereof, as an overriding royalty, free and clear of any cost and expense of the development and operation thereof, excepting taxes applicable to said interest and the production therefrom. There is an existing 12.5% royalty to the State of Wyoming, and an existing 4% royalty to Sharon Fowler as contained in the previous assignment from Sharon K. Fowler to Assignor.

          This Assignment is conditional upon Assignees agreement. To begin the drilling of a well on some part of the above described land within 270 days hereafter subject to drilling rig. availability for which this date may be extended, and continue such drilling with reasonable diligence until a well has been completed to the known oil producing sand of that territory, or granite or other impenetrable substances, through which a reasonably prudent operator would not undertake to drill, be encountered. If such well is not commenced by such date, or extension thereof, then this Assignment shall be terminated and will expire.

          And for the same consideration the Assignor covenants with the Assignee, its or his heirs, successors or assigns, that the Assignor is the lawful owner of and has good title to the interest above assigned in and to said lease, estate, rights and property, free and clear from all liens, encumbrances or adverse claims; that said lease is a valid and subsisting lease on the land above described, and all rentals and royalties due thereunder have been paid and all conditions necessary to keep the same in full force have been duly performed; and that the Assignor will warrant and forever defend the same against all persons whomsoever, lawfully claiming or to claim the same.

     Executed this 17th day of April, 2006.

ASSIGNEE                                                      ASSIGNOR
Sun River Energy, Inc.                                       Nova Leasing, LLC

By: Michael A. Littman, President                           By: Robert G. Fowler


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STATE OF COLORADO

COUNTY OF JEFFERSON

          On this 17th day of April 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert Fowler, Manager of Nova Leasing, LLC, known to me to be the person whose name is subscribed to this within instrument, and who upon oath swore that the statements therein contained are true and correct.

WITNESS my hand and official seal.

My Commission expires: 3/20/2010
                       ---------


                                  Notary Public
                                Cynthia Shoemaker



STATE OF COLORADO
COUNTY OF JEFFERSON                                           ss.

          On this 17th day of April 2006, before me, the undersigned, a Notary Public in and for said State, personally appeared Michael A. Littman, President of Sun River Energy, Inc., known to me to be the person whose name is subscribed to this within instrument, and who upon oath swore that the statements therein contained are true and correct.

WITNESS my hand and official seal.

My Commission expires: 3/20/2010

                                  Notary Public
                                Cynthia Shoemaker